Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4504%



        Excess Protection Level
          3 Month Average 6.03%
          October, 1999 6.22%
          September, 1999  5.88%
          August, 1999 5.99%


        Cash Yield18.61%


        Investor Charge Offs 4.68%


        Base Rate 7.71%


        Over 30 Day Delinquency 5.07%


        Seller's Interest 9.14%


        Total Payment Rate14.64%


        Total Principal Balance$47,636,626,081.62


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,354,806,563.13